                                                                    Exhibit 10.2




                              CRAFTCLICK.COM, INC.

                            STOCK PURCHASE AGREEMENT

















                               DATE: JUNE 7, 2000

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                            STOCK PURCHASE AGREEMENT

                                TABLE OF CONTENTS

SECTION 1 - PURCHASE AND SALE OF STOCK........................................1
       1.1      Agreement to Sell and Purchase................................1

SECTION 2 - CLOSINGS, DELIVERY AND PAYMENT ...................................2
       2.1      Closing.......................................................2

SECTION 3 - REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................2
       3.1      Incorporation, Good Standing and Qualification................2
       3.2      Capitalization................................................2
       3.3      Voting and Registration Rights................................2
       3.4      Authorization.................................................2
       3.5      Agreement Not in Breach of Other Instruments..................3
       3.6      SEC Filings...................................................3
       3.7      Absence of Certain Changes....................................3
       3.8      No Undisclosed Liabilities....................................3
       3.9      Other Information.............................................4
       3.10     Valid Issuance of Common Stock................................4
       3.11     Governmental Consents.........................................4
       3.12     Offering......................................................4
       3.13     Purchase Entirely for Own Account.............................4
       3.14     Disclosure of Information.....................................4

SECTION 4 - REPRESENTATIONS AND WARRANTIES AND COVENANTS OF THE INVESTOR......4
       4.1      Incorporation, Good Standing and Qualification................4
       4.2      Capitalization................................................4
       4.3      Voting and Registration Rights................................5
       4.4      Authorization.................................................5
       4.5      Agreement Not in Breach of Other Instruments..................5
       4.6      SEC Filings...................................................5
       4.7      Absence of Certain Changes....................................5
       4.8      No Undisclosed Liabilities....................................6
       4.9      Other Information.............................................6
       4.10     Valid Issuance of Common Stock................................6
       4.11     Governmental Consents.........................................6
       4.12     Offering......................................................6
       4.13     Purchase Entirely for Own Account.............................6
       4.14     Disclosure of Information.....................................7

SECTION 5 - CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING...................7
       5.1      Closing.......................................................7

SECTION 6 - CONDITIONS OF COMPANY'S OBLIGATIONS AT CLOSING....................8
       6.1      Closing.......................................................8

SECTION 7 - MISCELLANEOUS.....................................................9
       7.1      Survival of Warranties........................................9


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       7.2      Successors and Assigns........................................ 9
       7.3      Governing Law.................................................10
       7.4      Counterparts..................................................10
       7.5      Titles and Subtitles..........................................10
       7.6      Notices.......................................................10
       7.7      Finder's Fee..................................................10
       7.8      Expenses......................................................10
       7.9      Amendments and Waivers........................................10
       7.10     Severability..................................................10
       7.11     Entire Agreement..............................................11


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                         LIST OF SCHEDULES AND EXHIBITS


Schedules

         SCHEDULE A:       Company Capital Stock
         SCHEDULE B:       Investor Capital Stock

Exhibits

         EXHIBIT A:        Number of Shares
         EXHIBIT B:        Compliance Certificate
         EXHIBIT C:        Services Agreement
         EXHIBIT D:        Compliance Certificate


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                              CRAFTCLICK.COM, INC.
                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT is made as of June 7, 2000, by and among CraftClick.com, Inc., a Utah corporation (the "COMPANY"), and Popmail.com, inc., a Minnesota corporation (the "INVESTOR").

         In consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

                                   SECTION 1
                           PURCHASE AND SALE OF STOCK

1.1  Agreement to Sell and Purchase

                  (a) Authorization of Shares. On or prior to the Closing (as defined in Section 2 below), the Company shall have authorized the sale and issuance to the Investor of shares of its common stock, par value $.0001 per share (the "CRAFTCLICK.COM, INC. STOCK").

                  (b) Sale and Purchase. Subject to the terms and conditions hereof and in reliance on the representations and warranties set forth herein, including, without limitation, the satisfaction by the Company of the conditions set forth in Section 5.1 hereof with respect to the Closing, the Company hereby agrees to issue and sell to Investor and the Investor agrees to purchase from the Company, the number of shares of CraftClick.com, Inc. Stock (the "CRAFTCLICK SHARES") having a value of Five Hundred Thousand Dollars ($500,000), with the value per share of CraftClick.com, Inc. Stock equal to the average of the closing price of a share of CraftClick.com, Inc. Stock as listed on the NASD's OTC Bulletin Board for the ten (10) day period prior to the date of this Agreement, for the consideration stated in section 1.1(c) (the "PURCHASE PRICE"). The number of CraftClick Shares shall be set forth on EXHIBIT A on the Closing Date.

                  (c) Consideration for Purchase. The consideration for the CraftClick Shares shall be the number of shares (the "INVESTOR SHARES") of Investor's common stock (the "INVESTOR STOCK") having a value of Five Hundred Thousand Dollars ($500,000), with the value per share of the Investor Stock equal to the average of the closing price of a share of the Investor Stock as listed on the Nasdaq Stock Market for the ten (10) day period prior to the date of this Agreement. The number of shares of Investor Stock shall be set forth on EXHIBIT A on the Closing Date.

                  (d) Registration Rights. The holders of the CraftClick Shares and the Investor Shares shall not have any registration rights, including but not limited to rights to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act").

                  (e) Lock-up. The Company shall not be permitted to sell, assign, convey or otherwise transfer the Investor Shares and the Investor will not be permitted to sell, assign, convey or otherwise transfer the CraftClick Shares until the one (1) year anniversary date of the Closing. The parties agree that the certificates representing the CraftClick Shares and the Investor Shares shall contain an appropriate legend restricting transfer during such one-year period.


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                                   SECTION 2
                         CLOSINGS, DELIVERY AND PAYMENT

2.1 Closing. The closing of the sale and purchase of the CraftClick Shares under this Agreement (the "CLOSING") shall take place at 10:00 a.m. on the date agreed to by the parties, at the offices of Maslon Edelman Borman & Brand, LLP, 3300 Norwest Center, 90 So. Seventh Street, Minneapolis, MN 55402 or at such other time or place as the Company and Investor may mutually agree (such date is hereinafter referred to as the "CLOSING DATE"). At the Closing, subject to the terms and conditions hereof, the Company will issue, sell and deliver to the Investor, certificates representing the CraftClick Shares as set forth in EXHIBIT A to be issued at the Closing to the Investor. Subject to the terms and conditions hereof, the Investor will issue, sell and deliver to the Company, certificates representing the Investor Shares as set forth in EXHIBIT A which shall be the Purchase Price, to be issued at the Closing to the Company.

                                   SECTION 3
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby makes the following representations and warranties to the Investor as of the date of the Closing.

3.1 Incorporation, Good Standing and Qualification. The Company is duly formed, incorporated, registered, or otherwise validly existing and in good standing under the laws of the state of Utah and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. All subsidiaries of the Company are set forth in SCHEDULE A.

3.2   Capitalization.

         (a) The Company is authorized to issue 100,000,000 shares of capital stock. SCHEDULE A includes a complete and accurate list of all of the Company's outstanding securities as of the date hereof (including all outstanding instruments which are convertible or exchangeable to ownership in the Company, including all shares of any preferred stock, common stock, warrants, options, and all other securities convertible into or exchangeable for shares of the Company's capital stock).

         (b) The outstanding shares of the Company's capital stock are duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the securities laws of the state of incorporation and the United States.

         (c) Except for the options and warrants disclosed in SCHEDULE A, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

3.3   Voting Rights.   The Company is not a party or subject to any agreement or
understanding and there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any of the Company's securities or by a director of the Company.

3.4   Authorization.   All corporate and other action (including shareholder
approval) necessary for the authorization, execution and delivery of this Agreement and all agreements contemplated hereby, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the CraftClick.com, Inc. Stock being sold hereunder will be taken prior to the Closing. This Agreement, and all agreements contemplated hereby, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.


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3.5   Agreement Not in Breach of Other Instruments.   Neither the execution nor
the delivery of this Agreement or the other agreements contemplated herein or hereby (the "Other Agreements"), nor the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of the terms hereof or thereof, will (a) violate, or result in a breach of, any of the terms and provisions of, or constitute a default under, or conflict with (i) any agreement, contract, commitment, permit, indenture or other instrument to which the Company is a party or by which the Company or any of its assets, are bound, or give rise to any right of termination, cancellation or acceleration under any such agreement, contract, commitment, permit, indenture or other instrument by any party thereto, (ii) the bylaws, certificate of incorporation or shareholder agreements of the Company or (iii) any law, statute or regulation, or any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Company; or (b) result in the creation or imposition of any lien, charge, pledge, security interest or encumbrance of any kind on any asset of the Company.

3.6   SEC Filings.   All filings the Company has made with the Securities and
Exchange Commission ("SEC") are true and correct in every material respect.

3.7   Absence of Certain Changes.   Since the date of the Company's most
recently filed 10-QSB with the SEC, the Company has conducted its business in the ordinary course of business substantially consistent with past practice and there has not been (i) any declaration or payment of distributions or dividends;
(ii) any transaction not in the ordinary course of business (for purposes of this Agreement, "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency)); (iii) any change in the business, results of operations, condition (financial or otherwise), assets, liabilities (whether absolute, accrued, contingent or otherwise) or business of the Company that has had or is reasonably likely to have, with the passage of time or otherwise, a Material Adverse Effect; (iv) any damage, destruction or loss, whether or not covered by insurance, which has had or is reasonably likely to have, with the passage of time or otherwise, a Material Adverse Effect; (v) any alteration in the manner of keeping the books, accounts or records of the Company, or in the accounting practices therein reflected; (vi) any issuance or sale of any interests, including but not limited to equity and debt, in or of the Company, or any issuance or sale of securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe to, any interests in or of the Company, or any agreements entered into obligating the Company to issue, sell, redeem, repurchase or acquire any such interests; (vii) any notice from any customer or customers or supplier or suppliers, as to such customer or supplier's intention not to conduct business with the Company, the results of which loss or losses of business or supplies, individually or in the aggregate, has had, or may reasonably be expected to have, with the passage of time or otherwise, a Material Adverse Effect; or (viii) any other event or condition of any character which has had or may reasonably be expected to have, with the passage of time or otherwise, a Material Adverse Effect.

3.8 No Undisclosed Liabilities. The Company has no liabilities or obligations of any nature or kind whatsoever, liquidated or unliquidated, absolute, accrued, contingent or otherwise, and whether due or to become due (including, without limitation, any liability for taxes and interest, penalties and other charges payable with respect to any such liability or obligation) ("COMPANY LIABILITIES"), other than (i) liabilities or obligations reflected or reserved against in the most recent financial statements; and (ii) liabilities or obligations incurred in the ordinary course of business consistent with past practice since the most recent financial statement date, which individually or in the aggregate will not have a Material Adverse Effect. To the knowledge of the Company, there is no existing condition, situation or set of circumstances which could reasonably be expected to result in Company Liabilities. "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the CraftClick.com, Inc. Stock or the assets, business, financial condition, results of operations or prospects of the Company or any of its subsidiaries

3.9   Other Information.   No representations or warranties by the Company,
whether made on behalf of the Company in this Agreement, the Other Agreements, any document, exhibit, statement, certificate or schedule furnished or to be furnished to Investor pursuant hereto, nor any other information provided to Investor by or on behalf of the Company, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements or facts contained therein not misleading. There is no material fact that has not been disclosed in writing to Investor which has a Material Adverse Effect or could reasonably be anticipated to have a Material Adverse Effect.

3.10   Valid Issuance of Common Stock.   The CraftClick.com, Inc. Stock being
purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions pursuant to applicable United States state and federal securities laws.

3.11   Governmental Consents.   No consent, approval, order or authorization of,
or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority in the United States on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for filings under applicable United States federal and state securities laws which may be made after the Closing.

3.12   Offering.   The offer, sale and issuance of the CraftClick.com, Inc.
Stock as contemplated by this Agreement are exempt from the registration requirements of the Act and applicable state securities laws.

3.13   Purchase Entirely for Own Account.   The Investor Stock will be acquired
for investment for the Company's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Company does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Investor Stock.

3.14   Disclosure of Information.   The Company further represents that it has
had an opportunity to ask questions and receive answers from the Investor regarding the terms and conditions of the sale of the Investor Stock. Company acknowledges that it has reviewed all Investor reports filed with the SEC during the past 12 months.

                                   SECTION 4
                         REPRESENTATIONS AND WARRANTIES
                         AND COVENANTS OF THE INVESTOR

      The Investor hereby represents and warrants to the Company that:

4.1   Incorporation, Good Standing and Qualification.   The Investor is duly
formed, incorporated, registered, or otherwise validly existing and in good standing under the laws of the state of Minnesota and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted.

4.2   Capitalization.

         (a) The Investor is authorized to issue 100,000,000 shares of capital stock. SCHEDULE B includes a complete and accurate list of all of the Investor's outstanding securities as of the date hereof (including all outstanding instruments which are convertible or exchangeable to ownership in the



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Investor, including all shares of any preferred stock, common stock, warrants, options, and all other securities convertible into or exchangeable for shares of the Investor's capital stock).

         (b) The outstanding shares of the Investor's capital stock are duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the securities laws of the state of incorporation and the United States.

         (c) Except for the options and warrants disclosed in SCHEDULE B, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Investor of any shares of its capital stock.

4.3   Voting Rights.   The Investor is not a party or subject to any agreement
or understanding and there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any of the Investor's securities or by a director of the Investor.

4.4   Authorization.   The Investor has full power and authority to enter into
this Agreement and the Other Agreements; and each of this Agreement and the Other Agreements, when executed by all Parties thereto, will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

4.5   Agreement Not in Breach of Other Instruments.   Neither the execution nor
the delivery of this Agreement or the other agreements contemplated herein or hereby (the "Other Agreements"), nor the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of the terms hereof or thereof, will (a) violate, or result in a breach of, any of the terms and provisions of, or constitute a default under, or conflict with (i) any agreement, contract, commitment, permit, indenture or other instrument to which the Investor is a party or by which the Investor or any of its assets, are bound, or give rise to any right of termination, cancellation or acceleration under any such agreement, contract, commitment, permit, indenture or other instrument by any party thereto, (ii) the bylaws, certificate of incorporation or shareholder agreements of the Investor or (iii) any law, statute or regulation, or any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Investor; or (b) result in the creation or imposition of any lien, charge, pledge, security interest or encumbrance of any kind on any asset of the Investor.

4.6   SEC Filings.   All filings the Investor has made with the Securities and
Exchange Commission ("SEC") are true and correct in every material respect.

4.7   Absence of Certain Changes.   Since the date of the Investor's most
recently filed 10-QSB with the SEC, the Investor has conducted its business in the ordinary course of business substantially consistent with past practice and there has not been (i) any declaration or payment of distributions or dividends;
(ii) any transaction not in the ordinary course of business (for purposes of this Agreement, "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency)); (iii) any change in the business, results of operations, condition (financial or otherwise), assets, liabilities (whether absolute, accrued, contingent or otherwise) or business of the Investor that has had or is reasonably likely to have, with the passage of time or otherwise, a Material Adverse Effect; (iv) any damage, destruction or loss, whether or not covered by insurance, which has had or is reasonably likely to have, with the passage of time or otherwise, a Material Adverse Effect; (v) any alteration in the manner of keeping the books, accounts or records of the Investor, or in the accounting practices therein reflected; (vi) any issuance or sale of any interests, including but not limited to equity and debt, in or of the Investor, or any issuance or sale of securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe to, any interests in or of the Investor, or any agreements entered into obligating the Investor to issue, sell, redeem, repurchase or acquire any such interests; (vii) any notice from any customer or customers or supplier or suppliers, as to such customer or supplier's intention not to conduct business with the Investor, the results of which loss or losses of business or supplies, individually or in the aggregate, has had, or may reasonably be expected to have, with the passage of time or otherwise, a Material Adverse Effect; or
(viii) any other event or condition of any character which has had or may reasonably be expected to have, with the passage of time or otherwise, a Material Adverse Effect.

4.8   No Undisclosed Liabilities.   The Investor has no liabilities or
obligations of any nature or kind whatsoever, liquidated or unliquidated, absolute, accrued, contingent or otherwise, and whether due or to become due (including, without limitation, any liability for taxes and interest, penalties and other charges payable with respect to any such liability or obligation) ("INVESTOR LIABILITIES"), other than (i) liabilities or obligations reflected or reserved against in the most recent financial statements; and (ii) liabilities or obligations incurred in the ordinary course of business consistent with past practice since the most recent financial statement date, which individually or in the aggregate will not have a Material Adverse Effect. To the knowledge of the Investor, there is no existing condition, situation or set of circumstances which could reasonably be expected to result in Investor Liabilities. "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the Investor Shares or the assets, business, financial condition, results of operations or prospects of the Investor or any of its subsidiaries

4.9   Other Information.   No representations or warranties by the Investor,
whether made on behalf of the Investor in this Agreement, the Other Agreements, any document, exhibit, statement, certificate or schedule furnished or to be furnished to Company pursuant hereto, nor any other information provided to Investor by or on behalf of the Investor, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements or facts contained therein not misleading. There is no material fact that has not been disclosed in writing to Investor which has a Material Adverse Effect or could reasonably be anticipated to have a Material Adverse Effect.

4.10   Valid Issuance of Common Stock.   The Investor Shares being purchased by
the Company hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions pursuant to applicable United States state and federal securities laws.

4.11   Governmental Consents.   No consent, approval, order or authorization of,
or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority in the United States on the part of the Investor is required in connection with the consummation of the transactions contemplated by this Agreement except for filings under applicable United States federal and state securities laws which may be made after the Closing.

4.12   Offering.   The offer, sale and issuance of the Investor Shares as
contemplated by this Agreement are exempt from the registration requirements of the Act and applicable state securities laws.

4.13   Purchase Entirely for Own Account.   The CraftClick Shares will be
acquired for investment for the Investor's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the CraftClick Shares.



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


4.14   Disclosure of Information.   The Investor further represents that it has
had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the sale of the CraftClick.com, Inc. Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement, nor the right of the Investor to rely thereon. Investor acknowledges that it has reviewed all Company reports filed with the SEC during the past 12 months.

                                   SECTION 5
                CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING


5.1   Closing.   The obligation of Investor to purchase and pay for the
CraftClick Shares to be delivered to it at the Closing shall be subject to the satisfaction of the following conditions as of the Closing Date:

         (a) The representations and warranties of the Company contained in
Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

         (b) The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         (c) The Company shall deliver to Investor at the Closing a certificate, in the form attached hereto as EXHIBIT B, stating, among other things, that the Company has satisfied the conditions specified in (a) and (b) above and stating that there has been no material adverse change in the business, affairs, operations, properties, assets or condition of the Company.

         (d) All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state or country that are required in connection with the lawful issuance and sale of the CraftClick.com, Inc. Stock pursuant to this Agreement shall have been duly obtained and shall be effective as of the Closing.

         (e) All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and its legal counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

         (f) The Investor shall have received from counsel for the Company, a legal opinion addressed to the Investor and dated as of the Closing, in form reasonably acceptable to the legal counsel for the Investor.

         (g) A Services Agreement between the Company and the Investor shall have been fully executed in the form attached hereto as EXHIBIT C.

         (h) The Company or any subsidiary before Closing did not, except as otherwise permitted or contemplated under this Agreement, (i) discontinue its business, (ii) undergo an event of dissolution, (iii) fail to keep in full force and effect its existence as a corporation, limited liability company, limited partnership, or other relevant business entity; and shall not have (i) applied for or consented to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (ii) admitted in writing its inability to pay its debts as they mature, (iii) made a general assignment for the benefit of creditors, (iv) been adjudicated bankrupt or insolvent or be the subject of an order for relief under United States state or federal law or (v) filed a voluntary petition in bankruptcy, or a petition or an answer



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

seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or corporate action shall be taken for the purpose of effecting any of the foregoing;

         (i) There shall not have been filed against the Company or any subsidiary an involuntary petition seeking reorganization of the Company or any subsidiary or the appointment of a receiver, trustee, custodian or liquidator of the Company, any subsidiary or a substantial part of the Company's or any Subsidiary's assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect, any of the above of which has not been dismissed or vacated by the earlier of within ninety (90) days thereafter;

         (j) The purchase of the CraftClick Shares by the Investor shall not be prohibited by any law or governmental order or regulation, and shall not subject the Investor to any penalty or special tax against which the Investor shall have not been indemnified by the Company, or other substantial and onerous condition. All consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or with any other person, with respect to any of the transactions contemplated by this Agreement (including Hart-Scott-Rodino filings), shall have been duly obtained or made and shall be in full force and effect; and

         (k) The Investor shall have received from the Company certificates evidencing the CraftClick Shares to be issued and sold to the Investor as of the Closing and registered in the name of the Investor.

                                   SECTION 6
                 CONDITIONS OF COMPANY'S OBLIGATIONS AT CLOSING

6.1   Closing.   The obligation of Company to sell the Investor Shares to be delivered to it at the Closing shall be subject to the satisfaction of the following conditions as of the Closing Date:

         (a) The representations and warranties of the Investor contained in
Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

         (b) The Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         (c) The Investor shall deliver to the Company at the Closing a certificate, in the form attached hereto as EXHIBIT D, stating, among other things, that the Investor has satisfied the conditions specified in (a) and (b) above and stating that there has been no material adverse change in the business, affairs, operations, properties, assets or condition of the Investor.

         (d) All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state or country that are required in connection with the lawful issuance and sale of the Investor Shares pursuant to this Agreement shall have been duly obtained and shall be effective as of the Closing.

         (e) All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and its legal counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

         (f) A Services Agreement between the Investor and the Company shall have been fully executed in the form attached hereto as EXHIBIT C.

          (g) The Investor or any subsidiary before Closing did not, except as otherwise permitted or contemplated under this Agreement, (i) discontinue its business, (ii) undergo an event of dissolution, (iii) fail to keep in full force and effect its existence as a corporation, limited liability company, limited partnership, or other relevant business entity; and shall not have (i) applied for or consented to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (ii) admitted in writing its inability to pay its debts as they mature, (iii) made a general assignment for the benefit of creditors, (iv) been adjudicated bankrupt or insolvent or be the subject of an order for relief under United States state or federal law or (v) filed a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or corporate action shall be taken for the purpose of effecting any of the foregoing;

         (h) There shall not have been filed against the Investor or any subsidiary an involuntary petition seeking reorganization of the Investor or any Subsidiary or the appointment of a receiver, trustee, custodian or liquidator of the Investor, any Subsidiary or a substantial part of the Investor's or any Subsidiary's assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect, any of the above of which has not been dismissed or vacated by the earlier of within ninety (90) days thereafter;

         (i) The purchase of the Investor Shares by the Company shall not be prohibited by any law or governmental order or regulation, and shall not subject the Company to any penalty or special tax against which the Company shall have not been indemnified by the Investor, or other substantial and onerous condition. All consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or with any other person, with respect to any of the transactions contemplated by this Agreement (including Hart-Scott-Rodino filings), shall have been duly obtained or made and shall be in full force and effect; and

         (j) The Company shall have received from the Investor certificates evidencing the Investor Shares to be issued and sold to the Company as of the Closing and registered in the name of the Company.

                                   SECTION 7
                                 MISCELLANEOUS

7.1   Survival of Warranties.   The warranties, representations and covenants of
the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

7.2   Successors and Assigns.   Except as otherwise provided herein, the terms
and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares). Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.3   Governing Law.   This Agreement shall be governed by and construed under
the internal laws of the State of Minnesota as applied to agreements among Minnesota residents entered into and to be performed entirely within Minnesota, without regard to its choice of law rules.

7.4   Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signature pages from the facsimile transmission are deemed acceptable.

7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.6   Notices.   All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day;
(iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after deposit with a internationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent to the Company at 432 Culver Blvd., Playa Del Rey,. CA 90293, and to the Investor at 1333 Corporate Drive, Suite 350, Irving, TX 75038, Facsimile (972) 550-5501 or at such other address as the Company or Investor may designate by ten (10) days advance written notice to the other parties hereto.

7.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses (including legal fees) of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses (including legal fees) of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

7.8   Expenses.   Each party shall pay all of its own expenses in connection with this transaction. If after the Closing, any litigation, contest, dispute, suit, proceeding or action is instituted between or among any of the parties hereto regarding the enforcement or interpretation of this Agreement or the exhibits attached hereto, the prevailing party shall be entitled to reimbursement from the other party or parties of all reasonable expenses, costs, charges and other fees, including legal fees, incurred in connection with or related to such dispute.

7.9   Amendments and Waivers.   Any term of this Agreement may only be amended
and the observance of any term of this Agreement may only be waived, either generally or in a particular instance and either retroactively or prospectively, only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any shares at the time outstanding, each future holder of all such shares, and the Company.

7.10  Severability.   If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

7.11   Entire Agreement.   This Agreement and the documents referred to herein,
including all Exhibits and Schedules, constitute the entire agreement among the parties in connection with the matters addressed herein and therein and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

         The undersigned has duly executed this Agreement as of the date indicated in the preamble to this Agreement.


CRAFTCLICK.COM, INC                            POPMAIL.COM, INC.


By:       s/ Peter A. Yollin                   By:       s/ Gary Schneider
          ----------------------------                   ---------------------

Name:     Peter A. Yollin..                    Name:     Gary Schneider
          ----------------------------                   ---------------------

Title:    C.E.O.                               Title:    President - Development
          ----------------------------                   -----------------------

                                   SCHEDULE A
                              COMPANY CAPITAL STOCK
                              ---------------------

CAPITAL STOCK
-------------

Common Stock:                                               17,423,110
Series A Convertible Preferred Stock (1)                       129,000
Common Stock Warrants (2)                                      645,000
Stock Options to Purchase Common Stock                       2,461,000

(1) Each Share of Series A Preferred Stock is convertable into 10 shares of Common Stock

(2) Each Warrant is exercisable to purchase 1 share of Common Stock for $1.00


SUBSIDIARIES
------------

None.

                                   SCHEDULE B
                             INVESTOR CAPITAL STOCK
                             ----------------------

CAPITAL STOCK
-------------

Common Stock(1):                                            36,723,960
Series E Convertible Preferred Stock:                          275,000
Series F Convertible Preferred Stock:                          266,231
Series G Convertible Preferred Stock                           600,000











--------
(1) Represents the outstanding number of shares as of June 6, 2000. Does not include shares of Common Stock that are (a) reserved for issuance upon conversion of outstanding Series E Preferred Shares; (b) reserved for issuance upon conversion of the outstanding Series F Convertible Preferred Stock (the "Series F Preferred Shares"); (c) issuable upon exercise of the Class A Warrants issued as part of Investor's initial public offering, which are exercisable into an aggregate of 2,600,000 shares (for which Investor would receive approximately $16,900,000 if all were exercised); (d) issuable upon exercise of certain other warrants covering an aggregate of 15,335,778 shares (for which Investor would receive approximately $30,830,000 if all were exercised); (e) reserved for issuance upon conversion of the $2,000,0001 of 4% convertible debentures issued November 30, 1999, or (f) reserved for issuance under various stock option agreements, including those issued under the 1997 Stock Option and Compensation Plan, 1998 Director Stock Option Plan and those issued to certain directors.

                                    EXHIBIT A

                                NUMBER OF SHARES
                                ----------------


Total number of CraftClick Shares to be purchased by Investor:           234,603

Total number of Investor Shares making up the Purchase Price:            450,706

                                    EXHIBIT B

                             COMPLIANCE CERTIFICATE
                             ----------------------


         The undersigned officers of CraftClick.com, Inc., a Utah company (the "Company"), hereby certify that:

         1. The representations and warranties of the Company contained in
Section 3 of the Stock Purchase Agreement dated on or about June 7, 2000 (the "Stock Purchase Agreement"), by and between the Company and Popmail.com, inc. are true and correct, as if made on or as of this date, and the Company has performed and complied with all agreements, obligations and conditions contained in the Stock Purchase Agreement that it is required to comply with or perform on or prior to the date of this Compliance Certificate.

         2. No material breach or default of any of the Company's agreements or obligations under the Stock Purchase Agreement, has occurred or is continuing.

         3. Before the date of signing of this Certificate, no occurrence or development has occurred which has or might reasonably be expected to result in a material adverse effect to the Company.

         4. The Company or any subsidiary has not: (i) discontinued its business; (ii) undergone an event of dissolution; (iii) failed to keep in full force and effect its existence as a corporation, limited liability company, limited partnership or other relevant business entity and has not (i) applied for or consented to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (ii) admitted in writing its inability to pay its debts as they mature, (iii) made a general assignment for the benefit of creditors, (iv) been adjudicated bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code or (v) filed a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or corporate action for the purpose of effecting any of the foregoing;

         5. There has not been filed against the Company or any subsidiary an involuntary petition seeking reorganization of the Company or any subsidiary or the appointment of a receiver, trustee, custodian or liquidator of the Company, any subsidiary or a substantial part of the Company's or any subsidiary's assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction.

         This Certificate is made pursuant to Section 5 of the Stock Purchase Agreement.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the date written below.

Date:    June 15, 2000

By:                                         By:
         ---------------------------                ---------------------------
Name:                                       Name:
         ---------------------------                ---------------------------
Title:                                      Title:
         ---------------------------                ---------------------------

By:
         ---------------------------
Name:
         ---------------------------
Title:
         ---------------------------

                                    EXHIBIT C

                               SERVICES AGREEMENT
                               ------------------


See Attached.

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE
                             ----------------------


         The undersigned officers of Popmail.com, inc., a Minnesota corporation (the "Investor"), hereby certify that:

         1. The representations and warranties of the Investor contained in
Section 4 of the Stock Purchase Agreement dated on or about June 7, 2000 (the "Stock Purchase Agreement"), by and between the Investor and CraftClick.com, Inc. are true and correct, as if made on or as of this date, and the Investor has performed and complied with all agreements, obligations and conditions contained in the Stock Purchase Agreement that it is required to comply with or perform on or prior to the date of this Compliance Certificate.

         2. No material breach or default of any of the Investor's agreements or obligations under the Stock Purchase Agreement, has occurred or is continuing.

         3. Before the date of signing of this Certificate, no occurrence or development has occurred which has or might reasonably be expected to result in a material adverse effect to the Investor.

         4. The Investor or any subsidiary has not: (i) discontinued its business; (ii) undergone an event of dissolution; (iii) failed to keep in full force and effect its existence as a corporation, limited liability company, limited partnership or other relevant business entity and has not (i) applied for or consented to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (ii) admitted in writing its inability to pay its debts as they mature, (iii) made a general assignment for the benefit of creditors, (iv) been adjudicated bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code or (v) filed a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or corporate action for the purpose of effecting any of the foregoing;

         5. There has not been filed against the Investor or any subsidiary an involuntary petition seeking reorganization of the Investor or any subsidiary or the appointment of a receiver, trustee, custodian or liquidator of the Investor, any subsidiary or a substantial part of the Investor's or any subsidiary's assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction.

         This Certificate is made pursuant to Section 6 of the Stock Purchase Agreement.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the date written below.

Date:    June 15, 2000

By:                                         By:
         ----------------------------               ----------------------------
Name:                                       Name:
         ----------------------------               ----------------------------
Title:                                      Title:
         ----------------------------               ----------------------------

By:
         ----------------------------
Name:
         ----------------------------
Title:
         ----------------------------